TerrAscend Announces Preliminary First Quarter 2026 Financial Results and Schedules Earnings Conference Call

First Quarter 2026 Net Revenue Totaled $65.5 million with Gross Profit Margin of 52.8%

TORONTO, April 27, 2026 - TerrAscend Corp. ("TerrAscend" or the "Company") (TSX: TSND) (OTCQX: TSNDF), a leading North American cannabis operator, today announced preliminary and unaudited financial results for the first quarter ended March 31, 2026. All amounts are in U.S. dollars. The preliminary and unaudited financial results reported herein are from continuing operations, and do not include Michigan, which are reported as discontinued operations effective as of the second quarter ended June 30, 2025. All historical periods have been restated accordingly.

For the first quarter of 2026, the Company anticipates:

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Net Revenue of $65.5 million, compared to $66.1 million in the fourth quarter of 2025 and $64.3 million in the first quarter of 2025.
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Gross Profit Margin of 52.8%, compared to 52.1% in the fourth quarter of 2025 and 53.9% in the first quarter of 2025.
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General and Administrative expenses were flat quarter-over-quarter.
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Generated Positive Cashflow from Operations for the 15th consecutive quarter.

“The business returned to year-over-year revenue growth from continuing operations, while gross margin and other key profitability metrics exceeded our targets for the quarter. This positive operational momentum, combined with the recently completed rescheduling of medical cannabis, and the promise of further progress, has the team more excited than ever about the future,” said Jason Wild, Executive Chairman of TerrAscend. “We remain committed to executing on our business strategy, driving efficiency, profitability, and growth while continuing to generate cash flow across our core markets. Together with our strong balance sheet and disciplined approach to capital allocation and M&A, we are positioned to deliver value for patients, customers, and shareholders. I look forward to sharing additional details on our upcoming earnings call.”

Conference Call Details:

The Company will host a conference call to discuss the results for its first quarter ended March 31, 2026 on Thursday, May 7, 2026 at 8:00 a.m. Eastern Time. The Company will report its financial results for the first quarter of 2026 the same day before market open.

CONFERENCE CALL DETAILS

Date:	Thursday, May 7, 2026
Time:	8:00 a.m. Eastern Time
Webcast:	https://app.webinar.net/vlgJYMJm4OM
Dial-in Number:	1-888-510-2154
Replay:	1-289-819-1450 or 1-888-660-6345

Available until 12:00 midnight Eastern Time on Thursday, May 21, 2026 Replay Entry Code: 29559#

About TerrAscend

TerrAscend is a leading TSX-listed cannabis company with interests across the North American cannabis sector, including operations in Pennsylvania, New Jersey, Maryland, Ohio, and California through TerrAscend Growth Corp. and retail operations in Canada. TerrAscend operates The Apothecarium and other dispensary retail locations as well as scaled cultivation, processing, and manufacturing facilities in its core markets. TerrAscend’s cultivation and manufacturing practices yield consistent, high-quality cannabis, providing industry-leading product selection to both the medical and legal adult-use markets. The Company owns or licenses several synergistic businesses and brands including The Apothecarium, Cookies, Ilera Healthcare, Kind Tree, Legend, State Flower, Wana, and Valhalla Confections. For more information visit www.terrascend.com.

Caution Regarding Cannabis Operations in the United States

Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States. On April 23, 2026, the U.S. Department of Justice issued a final rule rescheduling marijuana contained in FDA-approved drug products and marijuana subject to a state medical marijuana license from Schedule I to Schedule III of the Controlled Substances Act (“CSA”). However, any form of marijuana other than in an FDA-approved drug product or marijuana subject to a state medical marijuana license remains a Schedule I controlled substance under the CSA, and those who handle such material remain subject to the regulatory controls and administrative, civil, and criminal sanctions applicable to Schedule I controlled substances. In addition, a hearing is scheduled to commence on June 29, 2026, to consider broader rescheduling of all marijuana from Schedule I to Schedule III of the CSA, but no final action has been taken with respect to that broader rescheduling proposal, and there can be no assurance as to its timing or outcome. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable US federal money laundering legislation.

Moreover, while the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with medical or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve TerrAscend of liability under U.S. federal law, nor will it provide a defense to any federal proceeding which may be brought against TerrAscend. In light of the above-referenced activity, the regulatory framework related to rescheduling remains subject to ongoing process and uncertainty, including with respect to DEA registration requirements and other potential changes in enforcement policy or further rescheduling actions. The enforcement of federal laws in the United States is a significant risk to the business of TerrAscend and any proceedings brought against TerrAscend thereunder may adversely affect TerrAscend’s operations and financial performance.

Forward-Looking Information and Forward-Looking Statements

This press release contains “forward-looking information” within the meaning of applicable Canadian securities laws and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements and forward-looking information are intended to be covered by the safe harbor provisions for forward-looking statements contained in those sections and the Private Securities Litigation Reform Act of 1995. Forward-looking information contained in this press release may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe”, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions, and include, but not limited to, statements with respect to the Company’s expectations for its first quarter 2026 net revenue, gross profit margins and other financial results, the Company’s business strategy, growth prospects, market position, and the anticipated impact of cannabis-related regulatory developments. Forward-looking information and forward-looking statements are not a guarantee of future performance and are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information and forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking information and forward-looking statements because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information and forward-looking statements are subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information and forward-looking statements. Such risks and uncertainties include, but are not limited to, current and future market conditions; the preliminary and unaudited nature of the Company’s preliminary first quarter 2026 financial results; the Company’s ability to execute on its business strategy, drive efficiency, and achieve profitability and growth targets; the Company’s ability to continue generating positive cash flow from operations; the impact and scope of the rescheduling of cannabis, including the distinction between medical and adult-use cannabis and the ongoing nature of the broader rescheduling process; risks related to federal, state, provincial, territorial, local and foreign government laws, rules and regulations, including federal and state laws in the United States relating to cannabis operations in the United States; and the risk factors set out in the Company’s most recently filed MD&A, filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca and in the section titled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2025 filed with the Securities and Exchange Commission on March 12, 2026.

The statements in this press release are made as of the date of this release. The Company disclaims any intent or obligation to update any forward-looking information or forward-looking statements, whether, as a result of new information, future events, or results or otherwise, other than as required by applicable securities laws.

In addition, the Company’s expectations about first quarter 2026 results are based on preliminary unaudited information about the first quarter and are subject to revision. Although the first quarter is now completed, the Company is still in the process of its standard financial reporting closing procedures. Accordingly, following completion of the Company’s normal quarter-end closing and review processes, it may turn out that actual results differ materially from these preliminary results. Factors that could cause the Company’s actual results for the first quarter of 2026 to differ materially from its preliminary results include, but are not limited to, inaccurate assumptions, unrecorded expenses, changes in estimates or judgments, and facts or circumstances affecting the application of the Company’s critical accounting policies. In addition, the Company’s independent registered public accounting firm has not audited, nor have they completed their review and other procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary results.

For more information regarding TerrAscend:

Ziad Ghanem
Chief Executive Officer
IR@terrascend.com
689-345-4114

IR@terrascend.com

Investor Relations Contact:
KCSA Strategic Communications
Valter Pinto, Managing Director
Valter@KCSA.com
212-896-1254